UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported:  February 28, 2003

LOTUS PACIFIC, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24999	52-1947160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Von Karman Avenue, Suite 730, Irvine, CA		92612
(Address of Principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 475-1880

Item 5.  Other Events and Required FD Disclosure.

Financial Statements of Subsidiary

On February 28, 2003, Correlant Communications, Inc. (“Correlant”), a Delaware corporation and a subsidiary of Lotus Pacific, Inc., distributed Correlant’s consolidated financial statements for the years ended June 30, 2001 and 2002 with independent auditor report to its stockholders of record.  Such financial statements are attached as exhibits hereto.

Item 7.  Exhibits.

Exhibits
99.1	Consolidated financial statements for years ended June 30, 2001 and 2002 with independent auditor report.

Forward Looking Statements.  The statements in this Form 8-K Current Report concerning current management’s expectations are “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1993, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties.  Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements.  These forward-looking statements are based on our management’s current views and assumptions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf  by the undersigned hereunto duly authorized.

LOTUS PACIFIC, INC.
(Company)

Date: March 6, 2003	By:	/s/ Yimin Foo
Yimin Foo
Chief Financial Officer